SEMIANNUAL REPORT

October 31, 1997

INVESCO
DYNAMICS
FUND

A smart Choice for Seeking
Maximum Growth Potential








INVESCO FUNDS

Market  Overview                                                 November  1997

     Despite some volatility, this has been a gratifying year for stock investors. Broad market averages are approaching a third year of double-digit returns, consumer confidence is running at historically high levels, the economy has been expanding for 79 months, inflation measured at the consumer level is non-existent, and interest rates remain low. Within this near-perfect economic environment, corporate earnings have thrived, as downsizing and corporate restructuring -- along with improved worker productivity -- helped make U.S. companies the most efficient in the world. In fact, the S&P 500 Index operating earnings have increased at a double-digit rate for an unprecedented fifth consecutive year.(1)
    With all the good news about the economy, financial markets have produced euphoric results over the last 12 months. These strong returns, however, were accompanied by increased volatility. In the early spring, fears of inflation and an overheating economy caused the Federal Reserve Broad to increase short-term interest rates by 25 basis points -- producing a sharp pullback in the equity markets. In August, renewed inflation fears as well as concerns about corporate earnings again dampened investors' returns. In both cases, the markets quickly recovered and continued their upward trend.
    However, in the fall, U.S. equity markets experienced their first correction -- a decline in value of more than 10% from their highs -- in more than seven years. On October 27, the Dow Jones Industrial Average plunged 554.26 points (the largest point decline in history, but small by percentage measures) as fears of slowing economies in the Asia/Pacific Rim region reignited worries about corporate earnings and the value of the domestic markets.1 However, investors need to remember that, in times of volatility, emotions sway markets more than fundamentals. Fears of a global recession and an international currency meltdown were probably without warrant, and the market has already recovered its losses.
    Furthermore, the U.S. economy is still the dominant economy in the world, and remains fundamentally sound. Granted, a slowdown in Asia/Pacific Rim countries may reduce corporate earnings for selected multinational companies, but it will probably not derail the expansion here at home. Continued low interest rates, non-existent inflation, and a better-balanced equity market with strong returns being posted across the capitalization spectrum bodes well for the domestic economy and equity markets. Consequently, the health of the economy and financial markets appears strong, although volatility is likely to continue.
    As we approach the new year, it is a good time to re-evaluate your financial goals. From a historical perspective, domestic equity indexes have averaged 10% to 12% per year. When investors plan their strategies, such average results are appropriate benchmarks -- not the 20% to 30% recently earned in financial markets.

                                INVESCO Dynamics Fund
                      Average Annual Total Return as of 10/31/97(2)

                        1 year                          22.00%
                        --------------------------------------
                        5 years                         20.30%
                        --------------------------------------
                        10 years                        18.56
                        --------------------------------------

INVESCO Dynamics Fund

    According to independent fund analyst Lipper Analytical Services, Dynamics Fund ranked #13 of 77 capital appreciation funds for the five-year period ended 10/31/97. Over the 10-year period, the fund was ranked #9 of 55 funds, and for the one-year period, #117 of 203 funds.(3)

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 and Russell 2000 Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/95.

    For the six-month period ended 10/31/97, Dynamics Fund achieved a total return of 29.78%, dramatically outperforming the S&P 500, which had a total return of 15.12%, and the S&P MidCap 400, with a return of 24.13%. (Of course, past performance is a not a guarantee of future results.)(1,2)
    The line graph on page 1 illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/97. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1,2)

Strategic Summary
    The fund continues its disciplined approach by investing in a core group of higher-quality, market-leading growth companies; the remaining holdings consist of rapidly accelerating growth companies, which tend to experience higher volatility. This strategy offers exposure to the fastest growing sectors of the economy. Over the last six months, market leadership has passed to small- and mid-cap stocks. As a result, the investment environment dramatically improved for faster-growing companies which helped enhance the fund's returns in recent months.
    As mentioned in the annual report, we were intrigued about the possibilities of the energy and communications sectors. The fund's increased emphasis on these industry groups proved profitable as both experienced strong price appreciation in the last six months. In the energy sector, worldwide demand continues to increase faster than production supply. This has led to positive pricing fundamentals for both natural gas and oil, and strong gains were achieved by Apache Corp and Cooper Cameron. Apache Corp is an exploration and production company with numerous recent exploration successes, while Cooper Cameron is an international designer, manufacturer, marketer, and servicer of oil and gas equipment, specializing in deep water exploration. We continue to favor service companies in the energy sector.
    In the communications sector, deregulation has led to increased competition in an industry with over $100 billion in revenue potential. This has created enormous earnings growth opportunities for selected companies. For instances, NEXTEL Communications and CIENA Corp have significantly contributed to the fund's performance. NEXTEL Communications is an unique wireless company that has developed an attractive niche, and CIENA Corp makes telecommunications equipment for long-distance fiber-optic networks.
    Health care remains a significant positive focus in the portfolio. As health care systems throughout the world continue to focus on reducing medical expenditures, exceptional opportunities exist for companies providing products capable of enhancing patient care while reducing long-term costs. In this regard, Guidant Corp was a strong contributor to performance, largely due to innovative new products to treat potentially life threatening cardiovascular conditions. We also increased the fund's position in the financial services sector, where our investments are skewed towards mid-cap companies with high growth rates. We believe this sector may continue to experience consolidation, and many of these companies may be acquired, leading to potential price appreciation.
    Looking  forward,  the present  economic  environment  bodes well for growth companies. However, the Asian currency crisis may continue to increase volatility in the domestic market. With this in mind, we have reduced the fund's exposure to firms that derive a significant portion of their revenue from the Asia/Pacific Rim region. Nevertheless, holdings will remain tilted towards the fastest-growing sectors of the economy -- health care, technology, communications, and selected consumer growth companies.

Fund Management
    INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Thomas R. Wald assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks. The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks, and is used in this chart because the S&P MidCap 400 has not been in existence for 10 years.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions.

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Ten Largest Common Stock Holdings
October 31,1997

Description                                                           Value
--------------------------------------------------------------------------------
Cooper Cameron                                                  $24,839,550
Budget Group Class A                                             22,872,500
Eaton Corp                                                       22,542,613
Apache Corp                                                      21,000,000
Bay Networks                                                     20,556,250
Watson Pharmaceuticals                                           19,050,000
Elan PLC Sponsored ADR                                           18,703,125
Electronic Arts                                                  18,631,250
Nabors Industries                                                18,506,250
Nordstrom Inc                                                    18,375,000

Composition of holdings is subject to change.

      ---------------------------------------------------

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Investment Securities
October 31,1997
UNAUDITED

                                                 Shares or
                                                 Principal
Description                                         Amount            Value
--------------------------------------------------------------------------------
COMMON STOCKS 94.84%
AEROSPACE & DEFENSE 1.00%
Sundstrand Corp                                    200,000         $10,875,000
                                                                 -------------
AUTOMOBILES 2.19%
Eaton Corp                                         233,300          22,542,613
Group 1 Automotive*                                 90,000           1,175,625
                                                                 -------------
                                                                    23,718,238
                                                                 -------------
BANKS 3.07%
SouthTrust Corp                                    175,000           8,400,000
State Street                                       250,000          13,937,500
Summit Bancorp                                     255,000          10,885,312
                                                                 -------------
                                                                    33,222,812
                                                                 -------------
BEVERAGES 1.17%
Coca-Cola Enterprises                              450,000          12,656,250
                                                                 -------------
BROADCASTING 1.92%
Clear Channel Communications*                      150,000           9,900,000
Sinclair Broadcast Group Class A*                  300,000          10,950,000
                                                                 -------------
                                                                    20,850,000
                                                                 -------------

COMMUNICATIONS -- EQUIPMENT
   & MANUFACTURING 2.93%
CIENA Corp*                                        200,000         11,000,000
Nokia Corp Sponsored ADR
   Representing A Shrs                             150,000         13,237,500
PairGain Technologies*                             265,000          7,486,250
                                                                -------------
                                                                   31,723,750
                                                                -------------
COMPUTER RELATED 13.58%
America Online*                                    150,000         11,550,000
Autodesk Inc                                       350,000         12,950,000
Bay Networks*                                      650,000         20,556,250
Broderbund Software*                               200,000          5,800,000
Cadence Design Systems*                             85,000          4,526,250
Cisco Systems*                                     200,000         16,406,260
Cognos Inc*                                        300,000          6,862,500
Dell Computer*                                     125,000         10,015,625
Electronic Arts*                                   550,000         18,631,250

HMT Technology*                                    400,000          6,750,000
Microsoft Corp*                                     85,000         11,050,000
Parametric Technology*                             275,000         12,134,375
Remedy Corp*                                       209,800          9,860,600
                                                                -------------
                                                                  147,093,110
                                                                -------------
ELECTRICAL EQUIPMENT 1.02%
Linear Technology                                  175,000         11,003,125
                                                                -------------
ELECTRONICS 1.10%
Parker-Hannifin Corp                               285,600         11,941,650
                                                                -------------
ELECTRONICS - SEMICONDUCTOR 2.51%
Analog Devices*                                    350,000         10,696,875
Maxim Integrated Products*                         197,500         13,084,375
Xilinx Inc*                                        100,000          3,412,500
                                                                -------------
                                                                   27,193,750
                                                                -------------
ENGINEERING & CONSTRUCTION 0.53%
Chicago Bridge & Iron NV New York Shrs             322,500          5,704,219
                                                                -------------
ENTERTAINMENT 0.93%
Time Warner                                        175,000         10,095,313
                                                                -------------
FINANCIAL 4.17%
Crestar Financial                                  225,000         10,645,312
Edwards (A G) Inc                                  252,500          8,285,156
Franklin Resources                                 165,000         14,829,375
Northern Trust                                     195,000         11,407,500
                                                                -------------
                                                                   45,167,343
                                                                -------------

GAMING 1.04%
Midway Games*                                      300,025          6,281,773
Mirage Resorts*                                    200,000          5,000,000
                                                                -------------
                                                                   11,281,773
                                                                -------------
HEALTH CARE DRUGS - PHARMACEUTICALS 3.48%
Elan PLC Sponsored ADR*                            375,000         18,703,125
Watson Pharmaceuticals*                            600,000         19,050,000
                                                                -------------
                                                                   37,753,125
                                                                -------------
HEALTH CARE RELATED 4.64%
Guidant Corp                                       275,000         15,812,500
HBO & Co                                           400,000         17,400,000
Stryker Corp                                       275,000         10,226,562
Tenet Healthcare*                                  222,500          6,800,156
                                                                -------------
                                                                   50,239,218
                                                                -------------
INSURANCE 0.96%
Progressive Corp                                   100,000         10,425,000
                                                                -------------
INVESTMENT BANK/BROKER FIRM 1.30%
Lehman Brothers Holdings                           300,000         14,118,750
                                                                -------------
LEISURE TIME 2.21%
International Game Technology                      600,000         15,337,500
Royal Caribbean Cruises Ltd                        185,000          8,590,938
                                                                -------------
                                                                   23,928,438
                                                                -------------
MACHINERY 3.85%
Aeroquip-Vickers Inc                               297,600         15,493,800
Case Corp                                          150,000          8,971,875
Cincinnati Milacron                                198,900          5,519,475
Ingersoll-Rand Co                                  300,000         11,681,250
                                                                -------------
                                                                   41,666,400
                                                                -------------
OFFICE EQUIPMENT& SUPPLIES 0.94%
US Office Products*                                325,000         10,156,250
                                                                -------------
OIL & GAS RELATED 13.96%
Anadarko Petroleum                                 100,000          7,325,000
Apache Corp                                        500,000         21,000,000
Canadian Occidental Petroleum                      700,000         17,937,500
Coflexip SA Sponsored ADR                          250,000         13,750,000
Cooper Cameron*                                    343,800         24,839,550
Enserch Exploration*                             1,000,000          9,000,000
Gulf Canada Resources Ltd*                       1,000,000          8,375,000
NS Group*                                          135,000          3,611,250

Nabors Industries*                                 450,000         18,506,250
National Energy Group*                             800,000          4,350,000
Olsen (Fred) Energy ASA*^                           93,000          2,338,087
Seagull Energy*                                    250,000          6,109,375
Vastar Resources                                   350,000         14,131,250
                                                                -------------
                                                                  151,273,262
                                                                -------------
POLLUTION CONTROL 1.88%
Laidlaw Inc                                        500,000          7,062,500
USA Waste Services*                                359,375         13,296,875
                                                                -------------
                                                                   20,359,375
                                                                -------------
RAILROADS 0.84%
Kansas City Southern Industries                   300,000           9,150,000
                                                                -------------
REAL ESTATE INVESTMENT TRUST 0.82%
Vornado Realty Trust                              200,000           8,925,000
                                                                -------------
RETAIL 6.89%
Costco Cos*                                       300,000          11,550,000

Home Depot                                        300,000          16,687,500
Meyer (Fred) Inc*                                 441,200          12,601,775
Nordstrom Inc                                     300,000          18,375,000
Tandy Corp                                        450,000          15,468,750
                                                                -------------
                                                                   74,683,025
                                                                -------------
SAVINGS & LOAN 2.26%
Charter One Financial                             241,500          14,037,188
Washington Mutual                                 152,000          10,402,500
                                                                -------------
                                                                   24,439,688
                                                                -------------
SERVICES 6.92%
Budget Group Class A*                             653,500          22,872,500
Corrections Corp of America*                      325,000           9,912,500
i2 Technologies*                                  235,000          10,677,813
Omnicom Group                                     150,000          10,593,750
Robert Half International*                        145,000           5,935,937
Snyder Communications*                            300,000           8,850,000
WPP Group PLC                                   1,330,000           6,077,896
                                                                -------------
                                                                   74,920,396
                                                                -------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 1.68%
NEXTEL Communications Class A*                    600,000          15,750,000
NEXTLINK Communications Class A*                  110,000           2,488,750
                                                                -------------
                                                                   18,238,750
                                                                -------------

TELECOMMUNICATIONS -
   LONG DISTANCE 2.29%
Brooks Fiber Properties*                          300,000          16,762,500
ICG Communications*                               350,000           8,050,000
                                                                -------------
                                                                   24,812,500
                                                                -------------
TELEPHONE 2.04%
Century Telephone Enterprises                     290,900          12,345,069
Intermedia Communications*                        215,000           9,755,625
                                                                -------------
                                                                   22,100,694
                                                                -------------
TEXTILE - APPAREL MANUFACTURING 0.72%
Warnaco Group Class A                             275,000           7,768,750
                                                                -------------
TOTAL COMMON STOCKS (Cost $881,397,906)                         1,027,484,954
                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 5.16%
AUTOMOBILES 2.86%
Ford Motor Credit
   5.570%, 11/4/1997                           30,980,000          30,980,000
                                                                -------------
CONSUMER FINANCE 2.30%
Household Finance
   5.680%, 11/3/1997                           24,870,000          24,870,000
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $55,850,000)                                              55,850,000
                                                                -------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $937,247,906) (Cost for
   Income Tax Purposes $938,366,386)                           $1,083,334,954
                                                               ==============

* Security is non-income producing.

^ Security is registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Assets and Liabilities
October 31, 1997
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $937,247,906)                                 $1,083,334,954
Receivables:
   Investment Securities Sold                              15,766,820
   Fund Shares Sold                                        18,639,694
   Dividends and Interest                                     421,202
Prepaid Expenses                                              148,493
                                                      ---------------
TOTAL ASSETS                                            1,118,311,163
                                                      ---------------
LIABILITIES
Payables:
   Custodian                                                1,822,340
   Investment Securities Purchased                         25,108,407
   Fund Shares Repurchased                                  1,521,511
Accrued Distribution Expenses                                 243,675
Accrued Expenses and Other Payables                            15,082
                                                      ---------------
TOTAL LIABILITIES                                          28,711,015
                                                      ---------------
Net Assets at Value                                    $1,089,600,148
                                                      ===============
NET ASSETS
Paid-in Capital*                                          807,495,546
Accumulated Undistributed Net
   Investment Loss                                        (2,086,702)
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                           138,104,091
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                           146,087,213
                                                      ---------------
Net Assets at Value                                    $1,089,600,148
                                                      ===============
Net Asset Value, Offering and
   Redemption Price per Share                                  $15.60
                                                              =======

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 69,844,456 were outstanding at October 31, 1997.

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Operations
Six Months Ended October 31, 1997
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                  $2,536,539
Interest                                                      918,676
   Foreign Taxes Withheld                                    (61,815)
                                                      ---------------
   TOTAL INCOME                                             3,393,400
                                                      ---------------
EXPENSES
Investment Advisory Fees                                    2,756,491
Distribution Expenses                                       1,245,916
Transfer Agent Fees                                         1,058,226
Administrative Fees                                            79,755
Custodian Fees and Expenses                                   100,227
Directors' Fees and Expenses                                   35,354
Professional Fees and Expenses                                 36,702
Registration Fees and Expenses                                 81,353
Reports to Shareholders                                        92,090
Other Expenses                                                 32,115
                                                      ---------------
   TOTAL EXPENSES                                           5,518,229
   Fees and Expenses Paid Indirectly                         (47,292)
                                                      ---------------
   NET EXPENSES                                             5,470,937
                                                      ---------------
NET INVESTMENT LOSS                                       (2,077,537)
                                                      ---------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                           106,359,524
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                                  129,176,393
                                                      ---------------
NET GAIN ON INVESTMENT SECURITIES                         235,535,917
                                                      ---------------
Net Increase in Net Assets
   from Operations                                       $233,458,380
                                                      ===============

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Changes in Net Assets

                                                           Six Months                    Year
                                                                Ended                   Ended
                                                           October 31                April 30
                                                         ------------            ------------
                                                                 1997                    1997
                                                            UNAUDITED

OPERATIONS
Net Investment Loss                                      $(2,077,537)            $(2,464,148)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                           106,359,524              40,252,470
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                                           129,176,393            (65,105,461)
                                                         ------------            ------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                 233,458,380            (27,317,139)
                                                         ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET REALIZED GAIN ON
   INVESTMENT SECURITIES                                            0            (80,828,360)
                                                         ------------            ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             663,664,226             822,575,123
Reinvestment of Distributions                                       0              78,801,267
                                                         ------------            ------------
                                                          663,664,226             901,376,390
                                                         ------------            ------------
Amounts Paid for Repurchases
   of Shares                                            (569,918,077)           (809,251,030)
                                                         ------------            ------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                 93,746,149              92,125,360
                                                         ------------            ------------
Total Increase (Decrease)
   in Net Assets                                          327,204,529            (16,020,139)
NET ASSETS
Beginning of Period                                       762,395,619             778,415,758
                                                         ------------            ------------



End of Period (Including
   Accumulated Undistributed Net
   Investment Loss of $2,086,702
   and $9,165, respectively)                           $1,089,600,148            $762,395,619
                                                       ==============            ============

FUND SHARE TRANSACTIONS
Shares Sold                                                45,129,161              61,735,689
Shares Issued from Reinvestment
   of Distributions                                                 0               6,127,628
                                                         ------------            ------------

                                                           45,129,161              67,863,317
Shares Repurchased                                       (38,697,384)            (61,637,091)
                                                         ------------            ------------
Net Increase in Fund Shares                                 6,431,777               6,226,226
                                                         ============            ============

See Notes to Financial Statements


INVESCO Capital Appreciation Funds, Inc. - Dynamics Fund
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Capital Appreciation Funds, Inc. is incorporated in Maryland and presently consists of Dynamics Fund (the "Fund"). The investment objective of the Fund is to seek appreciation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premiums, is recorded on the accrual basis. Cost is determined on the specific identification basis.
        The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.

        The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer
     Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the six months ended October 31, 1997, Fees and Expenses Paid Indirectly consisted of $46,839 included in Custodian Fees and Expenses and $453 included in Transfer Agent Fees, respectively.
NOTE 2 - INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO  Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG. In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of  distribution  pursuant  to Rule  12b-1  of the Act  provides  for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the six months ended October 31, 1997, the Fund paid the Distributor $1,155,268 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,027,008,039 and $936,703,032, respectively.
    There were no purchases  or sales of U.S.  Government  securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At October 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $158,055,321 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $13,086,753, resulting in net appreciation of $144,968,568.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the six months ended October 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $4,779. Unfunded accrued pension costs of $20,784 and pension liability of $46,901 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities. NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1997, there were no such borrowings.

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)


                                                     Six Months
                                                        Ended
                                                     October 31                        Year Ended April 30
                                                   ------------      ------------------------------------------------------
                                                           1997        1997        1996        1995        1994        1993
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value - Beginning of Period                    $12.02      $13.61      $11.38      $10.15      $10.89       $9.57
                                                         ------      ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.03)      (0.04)        0.02        0.03      (0.02)      (0.03)
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                         3.61      (0.19)        3.94        1.34        1.99        1.64
                                                         -------     ------------------------------------------------------
Total from Investment Operations                           3.58      (0.23)        3.96        1.37        1.97        1.61
                                                         ------      ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.00        0.00        0.02        0.03        0.00        0.00
Distributions from Capital Gains                           0.00        1.36        1.71        0.11        2.71        0.29
                                                         ------      ------------------------------------------------------
Total Distributions                                        0.00        1.36        1.73        0.14        2.71        0.29
                                                         ------      ------------------------------------------------------
Net Asset Value - End of Period                          $15.60      $12.02      $13.61      $11.38      $10.15      $10.89
                                                         ======      ======================================================

TOTAL RETURN                                            29.78%*     (2.34%)      36.32%      13.57%      17.86%      16.80%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                                   $1,089,600    $762,396    $778,416    $421,600    $287,293    $231,100
Ratio of Expenses to Average
    Net Assets#                                         0.56%*@      1.16%@      1.14%@       1.20%       1.17%       1.20%
Ratio of Net Investment Income
    (Loss) to Average Net Assets#                      (0.21%)*     (0.31%)       0.16%       0.33%     (0.37%)     (0.38%)
Portfolio Turnover Rate                                   100%*        204%        196%        176%        169%        144%




Average Commission Rate Paid^^                         $0.0797*     $0.0784           -           -           -           -

+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.



                                        FAMILY OF FUNDS

                                                                     Newspaper
Fund Name                          Fund Code       Ticker Symbol   Abbreviation
-------------------------------------------------------------------------------
International
International Growth                  49               FSIGX            IntlGr
Asian Growth                          41               IVAGX            AsianGr
European                              56               FEURX             Europ
European Small Company                37               IVECX           EuroSmCo
Latin American Growth                 34               IVSLX           LatinAmGr
Pacific Basin                         54               FPBSX             PcBas
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Realty                                42               IVSRX            Realty
Technology                            55               FTCHX             Tech
Utilities                             58               FSTUX             Util
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth                                10               FLRFX             Grwth
Dynamics                              20               FIDYX             Dynm
Small Company Value                   74               IDSCX            DivSmCo
Small Capital Growth                  60               FIEGX            Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income                     15               FIIIX            IndInc
Value Equity                          46               FSEQX             ValEq
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
Short-Term Bond                       33               INIBX            ShTrBd
Intermediate Government Bond          47               FIGBX            IntGov
U.S. Government Securities            32               FBDGX             USGvt
Select Income                         30               FBDSX            SelInc
High Yield                            31               FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond            36               IVTIX               *
Tax-Free Long-Term Bond               35               FTIFX             TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund            44               FUGXX           InvGvtMF

Cash Reserves                         25               FDSXX            InvCshR
Tax-Free Money Fund                   40               FFRXX          InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc. (SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL (R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.